Exhibit 10.1

TRADE PAYABLE FORGIVENESS AGREEMENT

THIS DEBT FORGIVENESS AGREEMENT (this “Agreement”) is entered into and made effective as of September 24, 2024, by and between NATURE’S MIRACLE HOLDING INC., a Delaware corporation (“Company”), VISIONTECH GROUP, INC., a California corporation (“Visiontech”), UNINET GLOBAL INC. (“Uninet”), NATURE’S MIRACLE, INC., a Delaware corporation and wholly owned subsidiary of the Company (“NMHI (DE)”).

WHEREAS, Visiontech currently owes Uninet outstanding trade payable in the amount equal to Two Million Seven Hundred Thirteen Thousand Seventy-Three Dollars ($2,713,073) as of June 30, 2024 (the “Visiontech Debt”);

WHEREAS, Uninet agrees to forgive Two Million One Hundred Thirty-Five Thousand Five Hundred Seventy-Three Dollars ($2,135,573) in trade payable owned to Uninet by Visiontech;

WHEREAS, Zhiyi (Jonathan) Zhang is NMHI”s president, director and the beneficial owner of approximately 21% of NMHI’s outstanding shares of common stock

WHEREAS, Zhiyi (Jonathan) Zhang is and is the owner of all of the 100% owner of Uninet;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.	Cancellation of debt: Uninet hereby cancels outstanding trade payable in the amount equal to Two Million Seven Hundred Thirteen Thousand Seventy-Three Dollars ($2,713,073) as of June 30, 2024 (the “Visiontech Debt”). After this cancellation, a total of Five Hundred Seventy Seven Thousand Five Hundred Dollars ($577,500) will still be owed to Uninet by Visiontech Group, Inc.

2.	Uninet Representations. Uninet represents and warrants that it has the full authority to cancel the said Visiontech Debt.

3.	Miscellaneous.

(a) This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware, without regard to its conflict of laws principles.

(b) This Agreement constitutes the entire agreement between the parties and supersedes all prior oral or written negotiations and agreements between the parties with respect to the subject matter hereof. No modification, variation or amendment of this Agreement (including any exhibit hereto) shall be effective unless made in writing and signed by both parties.

(c) Each party to this Agreement hereby represents and warrants to the other party that it has had an opportunity to seek the advice of its own independent legal counsel with respect to the provisions of this Agreement and that its decision to execute this Agreement is not based on any reliance upon the advice of any other party or its legal counsel. Each party represents and warrants to the other party that in executing this Agreement such party has completely read this Agreement and that such party understands the terms of this Agreement and its significance. This Agreement shall be construed neutrally, without regard to the party responsible for its preparation.

(d) Each party to this Agreement hereby represents and warrants to the other party that (i) the execution, performance, and delivery of this Agreement has been authorized by all necessary action by such party; (ii) the representative executing this Agreement on behalf of such party has been granted all necessary power and authority to act on behalf of such party with respect to the execution, performance, and delivery of this Agreement; and (iii) the representative executing this Agreement on behalf of such party is of legal age and capacity to enter into agreements which are fully binding and enforceable against such party.

(e) This Agreement may be executed in any number of counterparts and may be delivered by facsimile transmission, all of which taken together shall constitute a single instrument.

(f) If any provision of this Agreement is deemed to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY

NATURE’S MIRACLE HOLDING INC.,
a Delaware corporation

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

VISIONTECH

VISIONTECH GROUP, INC.,
a California corporation

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Director

UNINET

UNINET GLOBAL INC.

By:	/Zhiyi (Jonathan) Zhang/
Name:	Zhiyi (Johnathan) Zhang
Title:	President

NMHI (DE)

NATURE’S MIRACLE, INC.,
a Delaware corporation

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	CEO

Signature Page to DEBT FORGIVENESS Agreement